Exhibit 99.1
FOR IMMEDIATE RELEASE
October 19, 2011
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q3 2011
DALLAS — October 19, 2011 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the third quarter of 2011.
•	Net income increased 30% on a linked quarter basis and increased 128% from Q3 2010

•	EPS increased 27% on a linked quarter basis and increased 124% for the third quarter of 2011 as compared to the same quarter of 2010

•	Demand deposits increased 12% and total deposits increased 1% on a linked quarter basis and grew 39% and 1%, respectively, from Q3 2010

•	Loans held for investment increased 3% and total loans increased 15% on a linked quarter basis and grew 18% and 23%, respectively, from Q3 2010
“Strong growth continues at Texas Capital, along with improved core earnings power and continued improvement in funding costs,” said George Jones, CEO. “As a result, ROA and ROE have reached record levels, and we remain confident in our ability to continue to produce quality results for our shareholders.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

	Q3 2011	Q3 2010	% Change
QUARTERLY OPERATING RESULTS(1)
Net Income	$21,710	$9,531	128%
Diluted EPS	$.56	$.25	124%
ROA	1.25%	.62%
ROE	14.93%	7.23%
Diluted Shares	38,435	37,445

BALANCE SHEET(1)
Total Assets	$7,705,372	$6,344,916	21%
Demand Deposits	1,661,125	1,195,093	39%
Total Deposits	5,486,463	5,407,033	1%
Loans Held for Investment	5,302,584	4,483,204	18%
Total Loans	7,212,151	5,882,412	23%
Stockholders’ Equity	587,944	515,618	14%

(1)	Operating results, assets and loans are reporting from continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $21.7 million for the quarter ended September 30, 2011, compared to $9.5 million for the third quarter of 2010. On a fully diluted basis, earnings per common share from continuing operations were $.56 for the three months ended September 30, 2011 compared to $.25 for the same period last year. The discussion below relates only to continuing operations.
Return on average equity was 14.93 percent and return on average assets was 1.25 percent for the third quarter of 2011, compared to 7.23 percent and .62 percent, respectively, for the third quarter of 2010.
The net interest margin in the third quarter of 2011 was 4.81 percent, a 54 basis point increase from the third quarter of 2010 and a 5 basis point decrease from the second quarter of 2011. The year over year increase is due to growth in loans, a reduction in funding costs and our ability to maintain and improve spreads on our loans. Net interest income was $79.2 million for the third quarter of 2011, compared to $62.6 million for the third quarter of 2010. The increase was due to an increase in average earning assets of $719.1 million over levels reported in the third quarter of 2010. The increase in average earning assets included a $725.5 million increase in average loans held for investment and a $117.1 million increase in average loans held for sale, offset by a decrease of $63.3 million in average securities.
Average total deposits for the third quarter of 2011 increased by $42.5 million from the third quarter of 2010 and decreased by $6.1 million from the second quarter of 2011. For the same periods, the average balance of demand deposits increased by $382.4 million, or 34 percent, to $1.5 billion from $1.1 billion during the third quarter of 2010 and increased $69.7 million, or 5 percent, from the second quarter of 2011.
In the third quarter of 2011, we experienced decreases in levels of non-performing assets and credit losses. Credit costs, including the provision for credit losses and valuation charges related to other real estate owned (“OREO”) totaled $8.7 million in the third quarter of 2011 compared to $17.2 million in the third quarter of 2010 and $8.7 million in the second quarter of 2011. We recorded a $7.0 million provision for credit losses in the third quarter of 2011 compared to $13.5 million in the third quarter of 2010 and $8.0 million in the second quarter of 2011. At September 30, 2011, the combined reserve decreased to 1.32 percent of loans held for investment as compared to 1.75 percent at September 30, 2010 and 1.34 percent at June 30, 2011. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the third quarter of 2011, net charge-offs were $6.3 million, compared to net charge-offs of $12.1 million in the third quarter of 2010 and net charge-offs of $10.5 million in the second quarter of 2011. Non-accrual loans were $66.7 million, or 1.26 percent of loans held for investment at the end of the third quarter of 2011, and $127.1 million, or 2.83 percent, at the end of the third quarter of 2010 and $77.9 million, or 1.51 percent, at the end of the second quarter 2011. At September 30, 2011, total OREO was $35.8 million compared to $38.6 million at the end of the third quarter of 2010, and $27.3 million at the end of the second quarter of 2011. The OREO balance of $35.8 million at September 30, 2011 is stated net of a $10.7 million valuation allowance. The valuation charge for OREO reflected in non-interest expense was $1.7 million in the third quarter of 2011 compared to $3.7 million in the third quarter of 2010 and $725,000 in the second quarter of 2011.
Non-interest income decreased $498,000 during the third quarter of 2011, or 6 percent, compared to the same period of 2010 primarily related to a decrease of $569,000 in equipment rental income due to the continued decrease in the leased equipment portfolio. Brokered loan fees decreased $423,000 due to fees that are realized at the time of sale. Offsetting these decreases is a $415,000 increase in other non-interest income and minor increases in various categories.
Non-interest expense for the third quarter of 2011 increased $3.6 million, or 8 percent, to $46.2 million from $42.6 million in the third quarter of 2010. The increase is primarily related to a $3.7 million increase in salaries and employee benefits to $25.6 million from $21.9 million, which was primarily due to general business growth. Marketing expense increased $1.1 million from the third quarter of 2010 due to general business growth. Additionally, legal and professional expense increased $942,000 from the third quarter of 2010. Allowance and other carrying costs for OREO expense decreased $1.9 million to $2.2 million, $1.7 million of which related to less deterioration of values of assets held in OREO. Of the $1.7 million valuation expense in the third quarter of 2011, $61,000 related to direct write-downs of the OREO balance and $1.6 million related to increasing the valuation allowance. Additionally, FDIC insurance expense decreased $1.0 million from the third quarter of 2010.
Stockholders’ equity increased by 14 percent from $515.6 million at September 30, 2010 to $587.9 million at September 30, 2011. Contributing to the increase is primarily retained net income. The Bank is well capitalized under regulatory guidelines and at September 30, 2011, the Company’s ratio of tangible common equity to total tangible assets was 7.3 percent.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2011	2011	2011	2010	2010

CONSOLIDATED STATEMENT OF INCOME
Interest income	$83,263	$75,259	$70,111	$75,432	$72,600
Interest expense	4,065	4,165	5,613	9,477	9,994

Net interest income	79,198	71,094	64,498	65,955	62,606
Provision for credit losses	7,000	8,000	7,500	12,000	13,500

Net interest income after provision for credit losses	72,198	63,094	56,998	53,955	49,106
Non-interest income	7,603	7,951	7,684	9,178	8,101
Non-interest expense	46,186	45,263	46,399	44,582	42,602

Income from continuing operations before income taxes	33,615	25,782	18,283	18,551	14,605
Income tax expense	11,905	9,074	6,344	6,475	5,074

Income from continuing operations	21,710	16,708	11,939	12,076	9,531
Loss from discontinued operations (after-tax)	(7)	(54)	(60)	(22)	(5)

Net income	$21,703	$16,654	$11,879	$12,054	$9,526

Diluted EPS from continuing operations	$.56	$.44	$.31	$.32	$.25
Diluted EPS	$.56	$.43	$.31	$.32	$.25

Diluted shares	38,435,386	38,332,888	38,341,679	37,658,396	37,444,516

CONSOLIDATED BALANCE SHEET DATA
Total assets	$7,705,372	$6,709,338	$6,061,046	$6,448,179	$6,344,916
Loans held for investment	5,302,584	5,164,293	4,711,424	4,711,330	4,483,204
Loans held for sale	1,909,567	1,122,330	811,400	1,194,209	1,399,208
Securities	142,895	157,821	171,990	185,424	202,177
Demand deposits	1,661,125	1,483,159	1,480,695	1,451,307	1,195,093
Total deposits	5,486,463	5,421,726	5,221,991	5,455,401	5,407,033
Other borrowings	1,451,894	561,902	133,995	300,387	270,628
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	587,944	563,924	544,925	528,319	515,618

End of period shares outstanding	37,457,762	37,329,726	37,216,929	36,956,688	36,792,030
Book value (excluding securities gains/losses)	$15.56	$14.97	$14.50	$14.15	$13.84
Tangible book value (excluding securities gains/losses)	$15.01	$14.41	$14.25	$13.89	$13.58

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	4.81%	4.86%	4.46%	4.12%	4.27%
Return on average assets	1.25%	1.08%	.78%	.72%	.62%
Return on average equity	14.93%	12.13%	8.91%	9.04%	7.23%
Non-interest income to earning assets	.46%	.54%	.53%	.57%	.55%
Efficiency ratio	53.2%	57.3%	64.3%	59.3%	60.3%
Efficiency ratio (excluding OREO valuation/write-down)	51.3%	56.3%	59.7%	56.2%	55.1%
Non-interest expense to earning assets	2.80%	3.08%	3.20%	2.78%	2.90%

Tangible common equity to total tangible assets	7.3%	8.0%	8.8%	8.0%	7.9%
Tier 1 capital ratio	9.7%	10.2%	11.2%	10.6%	10.7%
Total capital ratio	10.7%	11.3%	12.5%	11.8%	11.9%
Tier 1 leverage ratio	9.8%	10.5%	10.3%	9.4%	10.0%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30,	September 30,	%
	2011	2010	Change

Assets
Cash and due from banks	$120,569	$90,354	33%
Federal funds sold	—	13,710	(100)%
Securities, available-for-sale	142,895	202,177	(29)%
Loans held for sale	1,909,567	1,399,208	36%
Loans held for sale from discontinued operations	395	580	(32)%
Loans held for investment (net of unearned income)	5,302,584	4,483,204	18%
Less: Allowance for loan losses	67,897	75,655	(10)%

Loans held for investment, net	5,234,687	4,407,549	19%
Premises and equipment, net	11,596	12,461	(7)%
Accrued interest receivable and other assets	265,412	209,893	26%
Goodwill and intangibles, net	20,646	9,564	116%

Total assets	$7,705,767	$6,345,496	21%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$1,661,125	$1,195,093	39%
Interest bearing	3,204,985	3,761,450	(15)%
Interest bearing in foreign branches	620,353	450,490	38%

Total deposits	5,486,463	5,407,033	1%

Accrued interest payable	671	2,830	(76)%
Other liabilities	65,389	35,981	82%
Federal funds purchased	321,930	249,463	29%
Repurchase agreements	27,059	18,171	49%
Other borrowings	1,102,905	2,994	N/M
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	7,117,823	5,829,878	22%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares — 10,000,000
Issued shares	—	—	—
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 37,458,179 and 36,792,447 at September 30, 2011 and 2010, respectively	374	368	2%
Additional paid-in capital	346,405	335,057	3%
Retained earnings	236,043	173,753	36%
Treasury stock (shares at cost: 417 at September 30, 2011 and 2010, respectively)	(8)	(8)	—
Accumulated other comprehensive income, net of taxes	5,130	6,448	(20)%

Total stockholders’ equity	587,944	515,618	14%

Total liabilities and stockholders’ equity	$7,705,767	$6,345,496	21%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2011	2010	2011	2010

Interest income
Interest and fees on loans	$81,692	$70,293	$223,241	$196,797
Securities	1,524	2,246	5,050	7,463
Federal funds sold	3	50	36	92
Deposits in other banks	44	11	306	26

Total interest income	83,263	72,600	228,633	204,378
Interest expense
Deposits	3,191	8,760	11,479	24,938
Federal funds purchased	128	259	329	868
Repurchase agreements	2	3	6	9
Other borrowings	110	—	124	48
Trust preferred subordinated debentures	634	972	1,905	2,796

Total interest expense	4,065	9,994	13,843	28,659

Net interest income	79,198	62,606	214,790	175,719
Provision for credit losses	7,000	13,500	22,500	41,500

Net interest income after provision for credit losses	72,198	49,106	192,290	134,219
Non-interest income
Service charges on deposit accounts	1,585	1,662	4,976	4,684
Trust fee income	1,091	1,013	3,111	2,947
Bank owned life insurance (BOLI) income	533	455	1,595	1,407
Brokered loan fees	2,849	3,272	7,927	7,397
Equipment rental income	223	792	1,682	3,332
Other	1,322	907	3,947	3,318

Total non-interest income	7,603	8,101	23,238	23,085
Non-interest expense
Salaries and employee benefits	25,596	21,872	73,877	63,334
Net occupancy expense	3,367	3,128	10,120	9,174
Leased equipment depreciation	281	580	1,284	2,674
Marketing	2,455	1,333	7,311	3,221
Legal and professional	3,647	2,705	10,634	7,953
Communications and technology	2,210	2,256	7,141	6,368
FDIC insurance assessment	1,465	2,482	5,948	6,591
Allowance and other carrying costs for OREO	2,150	4,071	7,203	7,171
Other	5,015	4,175	14,330	12,420

Total non-interest expense	46,186	42,602	137,848	118,906

Income from continuing operations before income taxes	33,615	14,605	77,680	38,398
Income tax expense	11,905	5,074	27,323	13,151

Income from continuing operations	21,710	9,531	50,357	25,247
Loss from discontinued operations (after-tax)	(7)	(5)	(121)	(114)

Net income	$21,703	$9,526	$50,236	$25,133

Basic earnings per common share:
Income from continuing operations	$.58	$.26	$1.35	$.69
Net income	$.58	$.26	$1.35	$.69

Diluted earnings per common share:
Income from continuing operations	$.56	$.25	$1.31	$.68
Net income	$.56	$.25	$1.31	$.67

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2011	2011	2011	2010	2010

Reserve for loan losses:
Beginning balance	$67,748	$70,248	$71,510	$75,655	$74,881
Loans charged-off:
Commercial	1,523	3,654	1,993	11,135	2,384
Real estate — construction	—	—	—	—	6,229
Real estate — term	5,049	6,424	7,364	5,751	3,000
Consumer	—	283	34	216	—
Leases	(16)	464	532	148	595

Total	6,556	10,825	9,923	17,250	12,208
Recoveries:
Commercial	109	143	546	47	76
Real estate — construction	5	—	243	—	1
Real estate — term	152	122	31	101	7
Consumer	1	3	1	2	2
Leases	36	26	150	75	8

Total recoveries	303	294	971	225	94

Net charge-offs	6,253	10,531	8,952	17,025	12,114
Provision for loan losses	6,402	8,031	7,690	12,880	12,888

Ending balance	$67,897	$67,748	$70,248	$71,510	$75,655

Reserve for off-balance sheet credit losses:
Beginning balance	$1,676	$1,707	$1,897	$2,777	$2,165
Provision (benefit) for off-balance sheet credit losses	598	(31)	(190)	(880)	612

Ending balance	$2,274	$1,676	$1,707	$1,897	$2,777

Total reserves for credit losses	$70,171	$69,424	$71,955	$73,407	$78,432

Total provision for credit losses	$7,000	$8,000	$7,500	$12,000	$13,500

Reserve to loans held for investment(2)	1.28%	1.31%	1.49%	1.52%	1.69%
Reserve to average loans held for investment(2)	1.30%	1.39%	1.49%	1.58%	1.68%
Net charge-offs to average loans(1)(2)	.48%	.86%	.77%	1.49%	1.07%
Net charge-offs to average loans for last twelve months(1)(2)	.90%	1.06%	1.11%	1.14%	.95%
Total provision for credit losses to average loans(1)(2)	.53%	.66%	.64%	1.05%	1.19%
Combined reserves for credit losses to loans held for investment(2)	1.32%	1.34%	1.53%	1.56%	1.75%

Non-performing assets (NPAs):
Non-accrual loans	$66,714	$77,884	$116,479	$112,090	$127,054
Other real estate owned (OREO) (4)	35,796	27,285	26,172	42,261	38,646

Total	$102,510	$105,169	$142,651	$154,351	$165,700

Non-accrual loans to loans(2)	1.26%	1.51%	2.47%	2.38%	2.83%
Total NPAs to loans plus OREO(2)	1.92%	2.03%	3.01%	3.25%	3.66%
Reserve for loan losses to non-accrual loans	1.0x	.9x	.6x	.6x	.6x

Restructured loans	$24,963	$23,540	$22,219	$4,319	$—
Loans past due 90 days and still accruing(3)	$3,003	$10,333	$2,529	$6,706	$2,428

Loans past due 90 days to loans(2)	.06%	.20%	.05%	.14%	.05%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At September 30, 2011, loans past due 90 days and still accruing includes premium finance loans of $2.5 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	At September 30, 2011, OREO balance is net of $10.7 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2011	2011	2011	2010	2010

Interest income
Interest and fees on loans	$81,692	$73,509	$68,040	$73,206	$70,293
Securities	1,524	1,680	1,846	2,018	2,246
Federal funds sold	3	5	28	118	50
Deposits in other banks	44	65	197	90	11

Total interest income	83,263	75,259	70,111	75,432	72,600
Interest expense
Deposits	3,191	3,417	4,871	8,371	8,760
Federal funds purchased	128	94	107	229	259
Repurchase agreements	2	2	2	1	3
Other borrowings	110	14	—	—	—
Trust preferred subordinated debentures	634	638	633	876	972

Total interest expense	4,065	4,165	5,613	9,477	9,994

Net interest income	79,198	71,094	64,498	65,955	62,606
Provision for credit losses	7,000	8,000	7,500	12,000	13,500

Net interest income after provision for credit losses	72,198	63,094	56,998	53,955	49,106
Non-interest income
Service charges on deposit accounts	1,585	1,608	1,783	1,708	1,662
Trust fee income	1,091	1,066	954	899	1,013
Bank owned life insurance (BOLI) income	533	539	523	482	455
Brokered loan fees	2,849	2,558	2,520	3,793	3,272
Equipment rental income	223	676	783	802	792
Other	1,322	1,504	1,121	1,494	907

Total non-interest income	7,603	7,951	7,684	9,178	8,101
Non-interest expense
Salaries and employee benefits	25,596	24,109	24,172	21,964	21,872
Net occupancy expense	3,367	3,443	3,310	3,140	3,128
Leased equipment depreciation	281	447	556	623	580
Marketing	2,455	2,733	2,123	2,198	1,333
Legal and professional	3,647	4,264	2,723	3,884	2,705
Communications and technology	2,210	2,584	2,347	2,143	2,256
FDIC insurance assessment	1,465	1,972	2,511	2,611	2,482
Allowance and other carrying costs for OREO	2,150	1,023	4,030	3,233	4,071
Other	5,015	4,688	4,627	4,786	4,175

Total non-interest expense	46,186	45,263	46,399	44,582	42,602

Income from continuing operations before income taxes	33,615	25,782	18,283	18,551	14,605
Income tax expense	11,905	9,074	6,344	6,475	5,074

Income from continuing operations	21,710	16,708	11,939	12,076	9,531
Loss from discontinued operations (after-tax)	(7)	(54)	(60)	(22)	(5)

Net income	$21,703	$16,654	$11,879	$12,054	$9,526

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	3rd Quarter 2011			2nd Quarter 2011			1st Quarter 2011			4th Quarter 2010			3rd Quarter 2010
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$115,871	$1,214	4.16%	$127,269	$1,346	4.24%	$140,007	$1,500	4.35%	$155,180	$1,666	4.26%	$173,835	$1,890	4.31%
Securities — Non-taxable(2)	33,051	477	5.73%	35,804	514	5.76%	37,154	532	5.81%	37,848	541	5.67%	38,357	548	5.67%
Federal funds sold	20,864	3	0.06%	14,303	5	0.14%	44,322	28	0.26%	241,907	118	0.19%	107,404	50	0.18%
Deposits in other banks	36,495	44	0.48%	77,928	65	0.33%	277,228	197	0.29%	144,650	90	0.25%	18,766	11	0.23%
Loans held for sale	1,191,375	13,340	4.44%	808,165	9,591	4.76%	735,682	8,677	4.78%	1,324,264	15,314	4.59%	1,074,309	12,760	4.71%
Loans held for investment	5,219,496	68,352	5.20%	4,890,696	63,918	5.24%	4,721,928	59,363	5.10%	4,533,501	57,892	5.07%	4,493,998	57,533	5.08%
Less reserve for loan losses	66,215	—	—	68,031	—	—	70,142	—	—	74,580	—	—	74,810	—	—

Loans, net of reserve	6,344,656	81,692	5.11%	5,630,830	73,509	5.24%	5,387,468	68,040	5.12%	5,783,185	73,206	5.02%	5,493,497	70,293	5.08%

Total earning assets	6,550,937	83,430	5.05%	5,886,134	75,439	5.14%	5,886,179	70,297	4.84%	6,362,770	75,621	4.72%	5,831,859	72,792	4.95%
Cash and other assets	333,563			306,372			297,060			285,566			267,923

Total assets	$6,884,500			$6,192,506			$6,183,239			$6,648,336			$6,099,782

Liabilities and Stockholders’ Equity
Transaction deposits	$412,203	$52	0.05%	$375,084	$55	0.06%	$345,978	$55	0.06%	$434,160	$132	0.12%	$465,370	$189	0.16%
Savings deposits	2,253,123	1,664	0.29%	2,465,118	1,700	0.28%	2,469,435	2,371	0.39%	2,511,343	3,978	0.63%	2,222,431	4,228	0.75%
Time deposits	468,196	1,032	0.87%	541,337	1,351	1.00%	709,604	1,921	1.10%	1,022,509	3,068	1.19%	955,703	3,044	1.26%
Deposits in foreign branches	588,221	443	0.30%	415,998	311	0.30%	376,570	524	0.56%	451,088	1,193	1.05%	418,112	1,299	1.23%

Total interest bearing deposits	3,721,743	3,191	0.34%	3,797,537	3,417	0.36%	3,901,587	4,871	0.51%	4,419,100	8,371	0.75%	4,061,616	8,760	0.86%
Other borrowings	894,073	240	0.11%	233,388	110	0.19%	159,450	109	0.28%	212,939	230	0.43%	230,043	262	0.45%
Trust preferred subordinated debentures	113,406	634	2.22%	113,406	638	2.26%	113,406	633	2.26%	113,406	876	3.06%	113,406	972	3.40%

Total interest bearing liabilities	4,729,222	4,065	0.34%	4,144,331	4,165	0.40%	4,174,443	5,613	0.55%	4,745,445	9,477	0.79%	4,405,065	9,994	0.90%
Demand deposits	1,525,087			1,455,366			1,417,734			1,337,213			1,142,735
Other liabilities	53,233			40,177			47,753			35,589			28,997
Stockholders’ equity	576,958			552,632			543,309			530,089			522,985

Total liabilities and stockholders’ equity	$6,884,500			$6,192,506			$6,183,239			$6,648,336			$6,099,782

Net interest income		$79,365			$71,274			$64,684			$66,144			$62,798
Net interest margin			4.81%			4.86%			4.46%			4.12%			4.27%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.